MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS July 31, 1999

                                Two World Trade Center, New York, New York 10048


DEAR SHAREHOLDER:

During the twelve-month period ended July 31, 1999, investors experienced two different markets. The first half of the fiscal year saw small- and mid-capitalization stocks eclipsed by the returns of a narrow list of larger-cap growth stocks. Huge cash flows into these few large-cap companies left the rest of the market relatively neglected, taking the relative valuations of small- and mid-cap companies to historically low levels.

In the second half of the fiscal year, however, the U.S. equity market experienced a change in leadership. Mega-cap market leaders, particularly in the technology and pharmaceutical sectors, which had dominated the market's performance in 1998, experienced lower returns. Large-cap multinationals also faltered as concerns over inflation and global economic crises surfaced. In contrast to the rocky road endured by large-cap stocks, mid- and small-cap stocks had a much smoother ride. Strong performance was evident in the smaller technology sector and cyclical stocks, particularly those in the drilling and basic material industries. This change in leadership was reflected in the individual performance of the stocks in the S&P 500 Composite Stock Price Index (S&P 500). Its largest 50 stocks were outperformed by the remaining 450 during the first half of 1999, indicating a shift in sentiment toward small- and mid-cap stocks as well as cyclicals.

After four years of strong, above-market returns, the S&P pharmaceutical index performed poorly during the fiscal year, increasing only 3.8 percent. With the economy strengthening, investors reevaluated the prices they were willing to pay for defensive growth stocks, including pharmaceutical issues. Conversely, biotechnology stocks, which had underperformed by a wide margin in the past four years, were especially strong, with the S&P biotechnology index rising
81.5 percent during the fiscal year.


PERFORMANCE

For the twelve-month period ended July 31, 1999, Morgan Stanley Dean Witter Health Sciences Trust's Class B shares posted a total return of

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS July 31, 1999, continued

9.12 percent, compared to 14.20 percent for the Lipper Health/Biotechnology Fund Index and 20.21 percent for the S&P 500. For the same time period, the Fund's Class A, C and D shares returned 10.03 percent, 9.13 percent and 10.22 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The accompanying chart compares the Fund's performance with that of the Lipper and S&P 500 indexes.

During the fiscal year, the Fund shifted its focus from small-cap companies to large caps, particularly biotechnology and pharmaceutical companies. The Fund's underperformance over the course of the year can be attributed to its early focus on small-cap holdings. Its shift to larger-cap stocks helped the Fund's performance toward the end of the fiscal year.


PORTFOLIO STRATEGY

The Fund continues to invest in all aspects of the health care market, focusing on companies with solid demand for products and services, strong new product cycles, and experienced management.

As of July 31, 1999, the Fund's net assets were approximately $300 million. On that date, the Fund held about 45 percent of its assets in pharmaceutical companies (major pharmaceuticals, generic drug companies and other pharmaceutical companies), 6 percent in drug distribution companies, 9 percent in medical products and supplies, 20 percent in biotechnology, 18 percent in various other health-care-related areas and the remainder in cash equivalents. Foreign stocks and American Depository Receipts (ADRs) represented 14 percent of net assets. Significant holdings included Cardinal Health, MedImmune, Amgen, Bristol-Myers Squibb, and Warner-Lambert. We continue to favor product companies (pharmaceuticals and biotechnology) over service companies.


LOOKING AHEAD

We are optimistic about the Fund's long-term prospects. We believe that demographic trends will continue to fuel demand for health-care-related products and services worldwide. New-product introductions in health care will continue to drive revenue and earnings growth, especially for pharmaceutical, biotechnology and medical device companies. Biotechnology companies, which have languished for years, now seem to be in a particularly strong new-product cycle that should push their stock prices higher.

In the very near term, uncertainty about whether the federal government creating a drug benefit may continue to negatively affect the performance of pharmaceutical stocks. In the interim, the companies the Fund owns are likely to continue to experience robust demand and earnings growth. While earnings growth is expected to remain strong, stock performance of pharmaceutical companies is likely to lag until economic growth decelerates and Washington makes its intentions clearer. With pharmaceutical companies' fundamentals remaining strong, we expect these stocks to rebound in the coming year.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS July 31, 1999, continued

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Health Sciences Trust and look forward to continuing to serve your investment objectives.

Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
--------------------------                  -------------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FUND PERFORMANCE July 31, 1999


                           GROWTH OF $10,000 CLASS B

       DATE                TOTAL              S&P 500            LIPPER
-------------------------------------------------------------------------------
October 30, 1992          $10,000             $10,000           $10,000
July 31, 1993              $9,220             $10,932            $9,437
July 31, 1994              $9,320             $11,496           $10,253
July 31, 1995             $12,880             $14,489           $13,881
July 31, 1996             $16,079             $16,881           $16,455
July 31, 1997             $17,293             $25,670           $21,890
July 31, 1998             $18,906             $30,618           $25,274
July 31, 1999             $20,630(3)          $36,806           $28,863


      ---- Fund          ---- S&P 500 (4)         ---- Lipper (5)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                    CLASS B SHARES*
------------------------------------------------------------
PERIOD ENDED 7/31/99
----------------------------
1 Year                             9.12%(1)        4.79%(2)
5 Years                           17.22%(1)       17.01%(2)
Since Inception (10/30/92)        11.33%(1)       11.33%(2)

                    CLASS C SHARES++
-----------------------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            9.13%(1)        8.27%(2)
Since Inception (7/28/97)         9.49%(1)        9.49%(2)

                    CLASS A SHARES+
-----------------------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            10.03%(1)        4.25%(2)
Since Inception (7/28/97)         10.21%(1)        7.28%(2)

                    CLASS D SHARES++
---------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            10.22%(1)
Since Inception (7/28/97)         10.44%(1)

---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on July 31, 1999.

(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Health/Biotechnology Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Health/Biotechnology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this index.

 * The maximum CDSC for Class B shares is 5.0%. The CDSC declines to 0% after six years.

 +  The maximum front-end sales charge for Class A is 5.25%

++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.

++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1999

NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------------
                    COMMON STOCKS (98.1%)
                    Biotechnology (19.9%)
180,000             Amgen Inc.* ...........................   $13,837,500
 35,000             Axogen Ltd.* ..........................     1,111,250
150,000             Biogen, Inc.* .........................    10,312,500
 95,000             Enzon, Inc.* ..........................     2,285,937
 41,300             Genentech, Inc.* ......................     5,864,600
 85,000             Guilford Pharmaceuticals Inc.* ........     1,391,875
 20,000             IDEC Pharmaceuticals Corp.* ...........     1,981,250
 35,000             Immunex Corp.* ........................     3,933,125
175,000             MedImmune, Inc.* ......................    13,945,312
 75,000             QLT Phototherapeutics, Inc.* ..........     4,767,187
                                                              -----------
                                                               59,430,536
                                                              -----------
                    Diversified Commercial Services (2.5%)
200,000             Dendrite International, Inc.* .........     7,587,500
                                                              -----------
                    Drugstore Chains (1.0%)
 60,736             CVS Corp. .............................     3,021,616
                                                              -----------
                    E.D.P. Services (1.0%)
 75,000             National Data Corp. ...................     3,131,250
                                                              -----------
                    Hospital/Nursing Management (0.4%)
 50,000             Columbia/HCA Healthcare Corp. .........     1,112,500
                                                              -----------
                    Major Chemicals (2.0%)
150,000             Monsanto Co. ..........................     5,868,750
                                                              -----------
                    Major Pharmaceuticals (34.6%)
150,000             American Home Products Corp. ..........     7,650,000
195,000             Bristol-Myers Squibb Co. ..............    12,967,500
 75,000             Glaxo Wellcome PLC (ADR)
                    (United Kingdom) ......................     3,914,062
 75,000             Johnson & Johnson .....................     6,909,375
135,000             Lilly (Eli) & Co. .....................     8,859,375
150,000             Merck & Co., Inc. .....................    10,153,125
115,000             Pfizer, Inc. ..........................     3,902,812
175,000             Pharmacia & Upjohn, Inc. ..............     9,417,187
    850             Roche Holding AG (Switzerland) ........     9,400,738
180,000             Schering-Plough Corp. .................     8,820,000
160,000             Smithkline Beecham PLC (ADR)
                    (United Kingdom) ......................     9,610,000
180,203             Warner-Lambert Co. ....................    11,893,398
                                                              -----------
                                                              103,497,572
                                                              -----------
                    Managed Health Care (0.2%)
 45,000             Foundation Health Systems Inc.
                    (Class A) .............................       683,438
                                                              -----------
                    Medical Equipment & Supplies (3.2%)
132,917             Medtronic, Inc. .......................   $ 9,578,331
                                                              -----------
                    Medical Specialties (6.0%)
 40,000             Bard (C.R.), Inc. .....................     1,945,000
191,400             Boston Scientific Corp.* ..............     7,763,663
 65,000             Invitrogen Corp.* .....................     1,880,938
 30,000             Perclose, Inc.* .......................     1,522,500
 80,000             Stryker Corp. .........................     4,880,000
                                                              -----------
                                                               17,992,101
                                                              -----------
                    Medical/Dental Distributors (6.3%)
257,875             Cardinal Health, Inc. .................    17,599,969
100,000             Women First HealthCare, Inc.* .........     1,125,000
                                                              -----------
                                                               18,724,969
                                                              -----------
                    Medical/Nursing Services (0.1%)
 40,000             Sight Resource Corp. (Units)++* .......       162,500
                                                              -----------
                    Multi-Line Insurance (2.2%)
 75,000             CIGNA Corp. ...........................     6,614,063
                                                              -----------
                    Other Consumer Services (0.3%)
 45,000             drkoop.com, Inc.* .....................       990,000
                                                              -----------
                    Other Pharmaceuticals (10.7%)
 70,000             Aviron* ...............................     1,977,500
290,000             Elan Corp. PLC (ADR) (Ireland)*........     8,428,125
185,000             Forest Laboratories, Inc.* ............     9,481,250
 50,000             Roberts Pharmaceutical Corp.* .........     1,371,875
180,000             Sanofi-Synthelabo S.A. (France)* ......     7,486,007
125,000             Shire Pharmaceuticals Group PLC
                    (ADR) (United Kingdom)* ...............     3,171,875
                                                              -----------
                                                               31,916,632
                                                              -----------
                    Services to the Health Industry (7.7%)
 50,000             CareInsite, Inc.* .....................     2,150,000
260,000             IMS Health Inc. .......................     7,247,500
 50,800             Mede America Corp.* ...................     1,422,400
 21,875             Medical Manager Corp.* ................     1,387,695
165,000             MedQuist Inc.* ........................     7,105,313
 46,700             ProVantage Health Services, Inc. ......       863,950
 50,000             Shared Medical Systems Corp. ..........     2,993,750
                                                              -----------
                                                               23,170,608
                                                              -----------
                    TOTAL COMMON STOCKS
                    (Identified Cost $236,415,810).........   293,482,366
                                                              -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1999, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                 VALUE
---------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.4%)
              REPURCHASE AGREEMENT
$1,282        The Bank of New York 5.00%
                due 08/02/99 (dated 07/30/99;
                proceeds $1,282,464) (a)
                (Identified Cost $1,281,930)..........   $  1,281,930
                                                         ------------


TOTAL INVESTMENTS
(Identified Cost $237,697,740) (b).........    98.5%      294,764,296
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ............................     1.5         4,436,367
NET ASSETS ................................   100.0%     $299,200,663

--------------------------------
ADR      American Depository Receipt.
*        Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; common stocks with attached warrants.
(a) Collateralized by $1,109,968 U.S. Treasury Bond 10.75% due 05/15/03 valued at $1,310,645.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $61,314,283 and the aggregate gross unrealized depreciation is $4,247,727, resulting in net unrealized appreciation of $57,066,556.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999

ASSETS:
Investments in securities, at value
   (identified cost $237,697,740).................    $294,764,296
Cash .............................................       1,951,055
Receivable for:
     Investments sold ............................       9,895,868
     Dividends ...................................         151,419
     Shares of beneficial interest sold ..........         115,033
     Foreign withholding taxes reclaimed .........          50,487
Prepaid expenses and other assets ................          21,925
                                                      ------------
     TOTAL ASSETS ................................     306,950,083
                                                      ------------
LIABILITIES:
Payable for:
     Investments purchased .......................       6,711,157
     Shares of beneficial interest
        repurchased ..............................         431,323
     Investment management fee ...................         265,425
     Plan of distribution fee ....................         262,583
Accrued expenses and other payables ..............          78,932
                                                      ------------
     TOTAL LIABILITIES ...........................       7,749,420
                                                      ------------
     NET ASSETS ..................................    $299,200,663
                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................    $224,799,391
Net unrealized appreciation ......................      57,067,808
Accumulated net investment loss ..................         (39,563)
Accumulated undistributed net realized gain             17,373,027
                                                      ------------
     NET ASSETS ..................................    $299,200,663
                                                      ============
CLASS A SHARES:
Net Assets .......................................        $707,217
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................          52,800
     NET ASSET VALUE PER SHARE ...................          $13.39
                                                            ======
     MAXIMUM OFFERING PRICE PER SHARE,
        (net asset value plus 5.54% of net
        asset value) .............................          $14.13
                                                            ======
CLASS B SHARES:
Net Assets .......................................    $295,446,122
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................      22,432,249
     NET ASSET VALUE PER SHARE ...................          $13.17
                                                            ======
CLASS C SHARES:
Net Assets .......................................      $1,562,044
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................         118,546
     NET ASSET VALUE PER SHARE ...................          $13.18
                                                            ======
CLASS D SHARES:
Net Assets .......................................      $1,485,280
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................         110,380
     NET ASSET VALUE PER SHARE ...................          $13.46
                                                            ======


STATEMENT OF OPERATIONS
For the year ended July 31, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $56,068 foreign
   withholding tax) ...............................   $ 1,857,458
Interest ..........................................       579,517
                                                      -----------
     TOTAL INCOME .................................     2,436,975
                                                      -----------
EXPENSES
Investment management fee .........................     3,320,393
Plan of distribution fee (Class A shares) .........         1,354
Plan of distribution fee (Class B shares) .........     3,292,077
Plan of distribution fee (Class C shares) .........        10,873
Transfer agent fees and expenses ..................       575,858
Shareholder reports and notices ...................        91,283
Registration fees .................................        84,805
Professional fees .................................        63,906
Custodian fees ....................................        49,554
Trustees' fees and expenses .......................        19,020
Other .............................................         8,675
                                                      -----------
     TOTAL EXPENSES ...............................     7,517,798
                                                      -----------
     NET INVESTMENT LOSS ..........................    (5,080,823)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain/loss on:
     Investments ..................................    33,703,467
     Foreign exchange transactions ................          (188)
                                                      -----------
     NET GAIN .....................................    33,703,279
                                                      -----------
Net change in unrealized
   appreciation/depreciation on:
     Investments ..................................     1,018,963
     Translation of forward foreign currency
        contracts, other assets and liabilities
        denominated in foreign currencies .........         6,890
                                                      -----------
     NET APPRECIATION .............................     1,025,853
                                                      -----------
     NET GAIN .....................................    34,729,132
                                                      -----------
NET INCREASE ......................................   $29,648,309
                                                      ===========


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED           ENDED
                                                        JULY 31, 1999   JULY 31, 1998
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................  $ (5,080,823)  $ (7,505,328)
Net realized gain ....................................    33,703,279    100,959,963
Net change in unrealized appreciation ................     1,025,853    (55,763,026)
                                                        ------------   ------------
   NET INCREASE ......................................    29,648,309     37,691,609
                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................      (130,161)        (7,675)
Class B shares .......................................   (77,763,028)   (29,731,527)
Class C shares .......................................      (209,238)       (13,129)
Class D shares .......................................      (255,944)        (1,158)
                                                        ------------   ------------
   TOTAL DISTRIBUTIONS ...............................   (78,358,371)   (29,753,489)
                                                        ------------   ------------
Net decrease from transactions in shares of beneficial
  interest ...........................................    (9,495,367)   (73,239,092)
                                                        ------------   ------------
   NET DECREASE ......................................   (58,205,429)   (65,300,972)
NET ASSETS:
Beginning of period ..................................   357,406,092    422,707,064
                                                        ------------   ------------
   END OF PERIOD
   (Including accumulated net investment losses of
   $39,563 and $36,149, respectively).................  $299,200,663   $357,406,092
                                                        ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Health Sciences Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities of companies in the health sciences industry throughout the world. The Fund was organized as a Massachusetts business trust on May 26, 1992 and commenced operations on October 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.


E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.


F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,500,579 at July 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $262, $510,447, and $2,103, respectively and received $9,271, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1999, aggregated $472,189,629 and $547,467,862, respectively.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $213,176 with DWR for portfolio transactions executed on behalf of the Fund. At July 31, 1999, the Fund's receivable for investments sold included unsettled trades with DWR of $3,731,144.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $37,760 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 1999, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $515,733.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,490. At July 31, 1999, the Fund had an accrued pension liability of $39,375 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1999, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                   FOR THE YEAR                       FOR THE YEAR
                                                      ENDED                              ENDED
                                                  JULY 31, 1999                      JULY 31, 1998
                                        ---------------------------------- ----------------------------------
                                             SHARES            AMOUNT            SHARES           AMOUNT
                                        ---------------- ----------------- ---------------- -----------------
CLASS A SHARES
Sold ..................................        424,913    $    6,073,934          152,175    $    2,404,229
Reinvestment of distributions .........          9,853           130,161              558             7,674
Redeemed ..............................       (398,961)       (5,796,005)        (136,405)       (2,170,034)
                                              --------    --------------         --------    --------------
Net increase -- Class A ...............         35,805           408,090           16,328           241,869
                                              --------    --------------         --------    --------------
CLASS B SHARES
Sold ..................................      7,959,920       112,709,190        6,622,726       102,936,128
Reinvestment of distributions .........      5,515,305        72,029,887        2,032,581        27,866,668
Redeemed ..............................    (14,392,068)     (196,123,403)     (13,300,594)     (205,944,607)
                                           -----------    --------------      -----------    --------------
Net decrease -- Class B ...............       (916,843)      (11,384,326)      (4,645,287)      (75,141,811)
                                           -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ..................................        137,139         1,870,790           36,728           575,630
Reinvestment of distributions .........         15,661           204,533              941            12,903
Redeemed ..............................        (66,135)         (874,166)          (7,117)         (111,331)
                                           -----------    --------------      -----------    --------------
Net increase -- Class C ...............         86,665         1,201,157           30,552           477,202
                                           -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ..................................        469,661         6,297,099          211,349         3,206,216
Reinvestment of distributions .........            279             3,702               83             1,142
Redeemed ..............................       (440,582)       (6,021,089)        (131,077)       (2,023,710)
                                           -----------    --------------      -----------    --------------
Net increase -- Class D ...............         29,358           279,712           80,355         1,183,648
                                           -----------    --------------      -----------    --------------
Net decrease in Fund ..................       (765,015)   $   (9,495,367)      (4,518,052)   $  (73,239,092)
                                           ===========    ==============      ===========    ==============


7. FEDERAL INCOME TAX STATUS

At July 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated net investment loss was credited $5,077,409.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                             ENDED              ENDED              THROUGH
                                                         JULY 31, 1999      JULY 31, 1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $15.31              $15.10               $15.03
                                                           ------              ------               ------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.10)              (0.18)                  --
 Net realized and unrealized gain .................          1.59                1.55                 0.07
                                                           ------              ------               ------
Total income from investment operations ...........          1.49                1.37                 0.07
                                                           ------              ------               ------
Less distributions from net realized gain .........         (3.41)              (1.16)                  --
                                                           ------              ------               ------
Net asset value, end of period ....................        $13.39              $15.31               $15.10
                                                           ======              ======               ======
TOTAL RETURN+ .....................................         10.03 %              9.94 %               0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.47 %(3)           1.51 %               1.57 %(2)
Net investment loss ...............................         (0.74)%(3)          (1.06)%              (0.55)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          $707                $260                  $10
Portfolio turnover rate ...........................           148 %               139 %                 85 %

-------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE YEAR ENDED JULY 31,
                                                -----------------------------------------------------------------
                                                       1999++         1998++       1997*       1996       1995
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..........        $15.22         $15.10      $14.97      $12.88      $ 9.32
                                                       ------         ------      ------      ------      ------
Income (loss) from investment operations:
 Net investment loss ..........................         (0.21)         (0.31)      (0.31)      (0.26)      (0.24)
 Net realized and unrealized gain .............          1.57           1.59        1.39        3.44        3.80
                                                       ------         ------      ------      ------      ------
Total income from investment operations .......          1.36           1.28        1.08        3.18        3.56
                                                       ------         ------      ------      ------      ------
Less distributions from net realized gain .....         (3.41)         (1.16)      (0.95)      (1.09)         --
                                                       ------         ------      ------      ------      ------
Net asset value, end of period ................        $13.17         $15.22      $15.10      $14.97      $12.88
                                                       ======         ======      ======      ======      ======
TOTAL RETURN+ .................................          9.12 %         9.33 %      7.55 %     24.84 %     38.20 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................          2.27 %(1)      2.26 %      2.25 %      2.20 %      2.30 %
Net investment loss ...........................         (1.54)%(1)     (1.87)%     (2.08)%     (2.03)%     (2.05)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......      $295,446       $355,416    $422,667    $442,876    $273,735
Portfolio turnover rate .......................           148 %          139 %        85 %        63 %       145 %

--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                                         FOR THE PERIOD
                                                        FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                            ENDED           ENDED            THROUGH
                                                        JULY 31, 1999   JULY 31, 1998     JULY 31, 1997
---------------------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $15.23            $15.10           $15.03
                                                          ------            ------           ------
Income (loss) from investment operations:
 Net investment loss ..............................        (0.21)            (0.29)              --
 Net realized and unrealized gain .................         1.57              1.58             0.07
                                                          ------            ------           ------
Total income from investment operations ...........         1.36              1.29             0.07
                                                          ------            ------           ------
Less distributions from net realized gain .........        (3.41)            (1.16)              --
                                                          ------            ------           ------
Net asset value, end of period ....................       $13.18            $15.23           $15.10
                                                          ======            ======           ======
TOTAL RETURN+ .....................................         9.13 %            9.40 %           0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         2.27 %(3)         2.27 %           2.31 %(2)
Net investment loss ...............................        (1.54)%(3)        (1.78)%          (1.28)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $1,562              $485              $20
Portfolio turnover rate ...........................          148 %             139 %             85 %

--------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                                           FOR THE PERIOD
                                                         FOR THE YEAR      FOR THE YEAR    JULY 28, 1997*
                                                             ENDED            ENDED            THROUGH
                                                         JULY 31, 1999    JULY 31, 1998     JULY 31, 1997
----------------------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $15.35           $15.10           $15.03
                                                            ------           ------           ------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.09)            (0.14)              --
 Net realized and unrealized gain .................          1.61              1.55              0.07
                                                            ------           ------           ------
Total income from investment operations ...........          1.52              1.41              0.07
                                                            ------           ------           ------
Less distributions from net realized gain .........         (3.41)            (1.16)              --
                                                            ------           ------           ------
Net asset value, end of period ....................         $13.46           $15.35           $15.10
                                                            ======           ======           ======
TOTAL RETURN+ .....................................          10.22 %          10.22 %           0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.27 %(3)        1.26 %           1.31 %(2)
Net investment loss ...............................          (0.54)%(3)       (0.79)%          (0.29)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $1,485           $1,244              $10
Portfolio turnover rate ...........................            148 %            139 %             85 %

--------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Health Sciences Trust (the "Fund") at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 9, 1999


                      1999 FEDERAL TAX NOTICE (unaudited)

During the year ended July 31, 1999, the Fund paid to its shareholders $3.41 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Teresa McRoberts
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


MORGAN STANLEY
DEAN WITTER
HEALTH SCIENCES
TRUST


[Graphic Omitted]


ANNUAL REPORT
JULY 31, 1999